Unit-Based Compensation	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Unit-Based Compensation	Unit-Based Compensation In June 2021, a total of 26,985 common units, with an aggregate value of $0.4 million, were granted to the non-management directors of the General Partner as part of their annual compensation for 2021. These common units were fully vested upon grant. During 2020 and 2019, the Company awarded 29,595 and 35,419 common units, respectively, as compensation to non-management directors. The awards were fully vested in June 2020 and March 2019, respectively. The compensation to the non-management directors is included in general and administrative expenses on the Company’s consolidated statements of income.During 2021, 2020 and 2019, the Company granted 67,102, 243,940 and 80,100 restricted units awards, respectively, with grant date fair values of $1.1 million, $3.1 million and $1.2 million, respectively, to certain of the Company’s employees and to certain employees of Teekay’s subsidiaries who provided services to the Company, based on the Company’s closing common unit price on the grant date. Each restricted unit was equal in value to one of the Company's common units plus reinvested distributions from the grant date to the vesting date. The restricted units awards vested equally over three years from the grant date. Any portion of a restricted unit award that was not vested on the date of a recipient’s termination of service was canceled, unless their termination arose as a result of the recipient’s retirement, and in this case, the restricted unit award would continue to vest in accordance with the vesting schedule. Upon vesting, the value of the restricted unit awards was paid to each recipient in the form of common units, net of withholding tax. During the years ended December 31, 2021, 2020 and 2019, the Company recorded an expense of $2.0 million, $2.1 million, and $1.6 million, respectively, related to the restricted units and common units.